Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Growth and Income Fund

Supplement to the Prospectus

Vanguard is updating its eligibility criteria for Admiral™ Shares

Prospectus Text Changes

Under Investing With Vanguard, the following text replaces similar text:

Other Purchase Rules You Should Know

Admiral Shares. Please note that Admiral Shares are not available for:

• SIMPLE IRAs and Section 403(b)(7) custodial accounts

• Other retirement plan accounts receiving special administrative services from Vanguard

Conversions From Investor Shares to Admiral Shares Self-directed conversions. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can request a conversion online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard. Institutional clients should contact Vanguard for information on conversion rules that may apply to them.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional clients should contact Vanguard for information on conversion rules that may apply to them.

All text references to tenure conversions are deleted.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 103 102010